SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
                    -----------------------


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


 Date of Report (Date earliest event reported) January 21, 1998

                 EMBRYO DEVELOPMENT CORPORATION
    (exact name of registrant as specified in its charter)


                           DELAWARE
         (State or other jurisdiction of incorporation)


     0-27028                                  13-3832099
_____________________________________________________________________
(Commission File Number)                (IRS Employer Identification
                                                      Number)


 750 Lexington Avenue, Suite 2750, New York, NY     10022
_____________________________________________________________________
(Address of principal executive offices)          (Zip Code)



Registrant's Telephone Number, Including Area Code:(212) 355-8484


        (Former name or former address, if changed since last
                            report)


Item 5.   Other Events.
______   ________________

     On January 21, 1998, Hydrogel Design Systems, Inc. ("HDS") (a company in which Embryo Development Corporation has an equity interest) entered into a Settlement Agreement (the "Agreement") with John and Janice Essmyer settling in all regards its outstanding litigation. In connection with the Agreement, the Essmyer's received a cash payment of $450,000 and a promissory note from HDS in the amount of $950,000 which is due and payable upon the earlier of the (a) initial public offering of securities of HDS, (b) completion of a private financing by HDS in the aggregate amount of at least $4,000,000, (c) the sale or transfer of all, or substantially all of the assets of HDS, or (d) January 10, 2002.
In addition, the Essmyers surrendered their rights to the 150,000 shares of Embryo Common Stock formerly granted to them and John Essmyer surrendered the 250,000 shares of HDS Common Stock formerly issued to him. Further, the Agreement provides that the Essmyer's will resume the sale of apnea monitoring equipment through Alternative Designs Systems, Inc. (an entity controlled by the Essmyers') and HDS will immediately satisfy all outstanding payables incurred since February 6, 1997 with respect to Alternative Design Systems, Inc. vendors while retaining all accounts receivables and all inventory as of December 15, 1997.

     On January 21, 1998, the Company's equity interest in HDS, which previously represented a 50.04% majority common interest and 92.9% voting interest, was reduced to 41.8% common ownership as a result of the Company surrendering all 15,000,000 shares of voting Preferred Stock in exchange for 21,500 shares of Common Stock. The exchange was done at the request of certain third party investors of a Private Placement by HDS, under which HDS issued approximately 475,000 additional common shares. As of February 2, 1998, these transactions resulted in the Company retaining approximately 41.8% of the Common Stock of HDS. If the Private Placement is fully subscribed, the Company's ownership will decrease to approximately 35.6% upon completion of the Private Placement.

     As a result of the surrender of the voting Preferred Stock and the issuance of additional Common Stock, the Company's ownership in HDS was reduced to below 50% interest and therefore, the assets, liabilities and operations of HDS after January 21, 1998 will not be included in the financial statements of the Company.




Item 7.   Financial Statements and Exhibits
______    __________________________________

(a)  Financial Statements of Business Acquired - Not applicable.

(b)  Pro Forma Financial Information

     The following unaudited pro forma condensed financial statements are filed with this report:

Pro Forma Condensed Balance Sheet as of October 31, 1997...Page F-1 Pro Forma Condensed Statements of Operations:
     Year Ended April 30, 1997.............................Page F-2
     Six Months Ended October 31, 1997.....................Page F-3

     The Pro Forma Condensed Balance Sheet of Registrant as at October 31, 1997 reflects the financial position of Registrant after giving effect to the Company's reduced ownership of HDS to below 50% as discussed in Item 5. and assumes the transaction took place on October 31, 1997. The Pro Forma Condensed Statements of Operations for the fiscal year ended April 30, 1997 and the six months ended October 31, 1997 assume that the disposition occurred on October 3, 1996 (inception of HDS), and are based on the operations of the Registrant for the year ended April 30, 1997 and the six months ended October 31, 1997.

     The unaudited pro forma condensed financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually ocurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the transaction only from January 21, 1998, the Closing Date of the Private Placement.

     The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

(c)    Exhibits - None.









                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                         EMBRYO DEVELOPMENT CORPORATION



                         By:   /s/ Matthew Harriton
                              _____________________
                              Matthew Harriton
                              President


Dated:   February 2, 1998





































                 PRO FORMA FINANCIAL INFORMATION
                 ________________________________
         EMBYRO DEVELOPMENT CORPORATION AND SUBSIDIARY
                 (A Development Stage Company)
               PRO FORMA CONDENSED BALANCE SHEET
                      AT OCTOBER 31, 1997
                          (Unaudited)

                                                (a)
                                             Pro Forma
                                  Historical Adjustments Proforma
                                  __________ ___________ ________
     Assets

CURRENT ASSETS:
 Cash and cash equivalents      $  456,267  $ 226,145  $ 230,122
 Investment in available-for-sale
   securities                      299,765        -0-    299,765
 Accounts and interest receivable  119,198     99,353     19,845
 Inventories                        80,836     43,600     37,236
 Prepaid expenses and other
   current assets                  219,382     33,050    186,332
 Due from affiliate                    -0-   (106,002)   106,002
                                 _________   ________    _______
   Total current assets          1,175,448    296,146    879,302

INVESTMENTS IN AVAILABLE-FOR-SALE
  SECURITIES                       250,000        -0-    250,000

PROPERTY, PLANT & EQUIPMENT, NET 1,714,234  1,697,634     16,600

LICENSED TECHNOLOGY, NET         1,047,975        -0-  1,047,975

INVESTMENT IN AND ADVANCES TO
  AFFILIATE                            -0- (1,038,890) 1,038,890

OTHER ASSETS                       101,645     16,848     84,797
                                __________ __________ __________
                                $4,289,302 $  971,738 $3,317,564
                                =========  ========== ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable and accrued
   expenses                       $686,064 $  459,571 $  226,493
 Note payable                      350,000    350,000        -0-
                                 __________ __________ __________
   Total current liabilities     1,036,064    809,571    226,493

NOTE PAYABLE                       600,000    600,000        -0-
                                 _________  _________  __________
   Total liabilities             1,636,064  1,409,571    226,463
   Total stockholders' equity    2,653,238   (437,833) 3,091,071
                                 _________  _________ ___________
                                $4,289,302  $ 971,738 $3,317,564
                                ==========  ========= ===========
(a) To eliminate the assets and liabilities of HDS included in the consolidated balance sheet as of October 31, 1997 and to reflect the Company's 41.84% equity interest in HDS as of October
31, 1997.

                              F-1

             PRO FORMA FINANCIAL INFORMATION
             _______________________________
         EMBYRO DEVELOPMENT CORPORATION AND SUBSIDIARY
                 (A Development Stage Company)
          PRO FORMA CONDENSED STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED APRIL 30, 1997
                          (Unaudited)

                                                (a)
                                             Pro Forma
                                  Historical Adjustments Proforma
                                  __________ ___________ _________


REVENUES                        $ 287,487  $ 115,307   $ 172,180
                                ---------  ---------   ---------
COSTS AND EXPENSES:
   Cost of sales                  237,839    106,319     131,520
   General and administrative   1,814,174    285,623   1,528,551
   Research and development       185,678        -0-     185,678
   Amortization                   230,000        -0-     230,000
   Equity in operations of
    affiliate                         -0-   (116,468)    116,468
   Interest (income) expense     (133,729)     1,731    (135,460)
                                __________ _________  ___________
                                2,333,962    277,205   2,056,757

LOSS BEFORE MINORITY INTEREST  (2,046,475)  (161,898) (1,884,577)

MINORITY INTEREST IN NET
   LOSS OF SUBSIDIARY             139,072    139,072         -0-
                               __________  _________  ___________
NET LOSS                      $(1,907,403)  $(22,826)$(1,884,577)
                              ===========  ========= ============
NET LOSS PER SHARE             $     (.40) $     .00 $      (.40)
                              ===========  ========= ============

WEIGHTED AVERAGE NUMBER OF
 SHARES OF COMMON STOCK
 OUTSTANDING                    4,728,274  4,728,274    4,728,274
                               ==========  ========= ============


(a) To eliminate the operations of HDS for the period of inception (October 3, 1996) to April 30, 1997 and to reflect the Company's 41.84% share of the loss as if the transaction had been completed on October 3, 1996.







                               F-2



                PRO FORMA FINANCIAL INFORMATION
                _______________________________
         EMBYRO DEVELOPMENT CORPORATION AND SUBSIDIARY
                 (A Development Stage Company)
          PRO FORMA CONDENSED STATEMENT OF OPERATIONS
           FOR THE SIX MONTHS ENDED OCTOBER 31, 1997
                          (Unaudited)


                                              (a)
                                             Pro Forma
                                  Historical Adjustments Proforma
                                  __________ ___________ ________


REVENUES                        $ 569,521  $ 493,752   $  75,769
                                ---------  ---------   ----------
COSTS AND EXPENSES:
   Cost of sales                  460,382    397,983      62,399
   General and administrative     984,892    332,350     652,542
   Royalties                       57,752        -0-      57,752
   Research and development        87,977        -0-      87,977
   Amortization                   115,000        -0-     115,000
   Equity in operations of
    affiliate                         -0-   (119,956)    119,956
   Interest (income) expense        5,675     50,121     (44,446)
                                _________  _________   __________
                                1,711,678    660,498   1,051,180

LOSS BEFORE MINORITY INTEREST  (1,142,157)  (166,746)   (975,411)

MINORITY INTEREST IN NET
   LOSS OF SUBSIDIARY              65,881     65,881         -0-
                              ___________  __________  __________
NET LOSS                      $(1,076,276) $(100,865)$  (975,411)
                              ===========  ========= ============
NET LOSS PER SHARE             $     (.22) $    (.02)$      (.20)
                              ===========  ========= ============

WEIGHTED AVERAGE NUMBER OF
 SHARES OF COMMON STOCK
 OUTSTANDING                    4,845,000  4,845,000    4,845,000
                              ===========  ==========  ==========



(a) To eliminate the operations of HDS for the entire period and to reflect the Company's 41.84% share of the loss as if the transaction had been completed on October 3, 1996.







                               F-3